                                                                  Exhibit 10.16


                            AGREEMENT OF INDEMNITY


     THIS AGREEMENT of Indemnity, made and entered into this   1st  day of
                                                            --------
    July    , 1992, by Morrison Knudsen Corporation, a Delaware Corporation
- ------------    --     -----------------------------------------------------
                           (Insert full name and address of Contractor)
or any of the companies listed in paragraph Twenty-Third (hereinafter called
- ---------------------------------------------------------
the Contractor) and Morrison Knudsen Corporation, a Delaware Corporation and
                    ---------------------------------------------------------
                    (Insert full names and addresses of Indemnitors, if any) the companies listed in paragraph Twenty-Third
- -----------------------------------------------------------------------------
- ------------(hereinafter called the Indemnitors, if any) and FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, singly or in combination, their address being Fidelity Building, Charles and Lexington Streets, P. O. Box 1227, Baltimore, Md. 21203, their successors and assigns (hereinafter called Surety),

                               WITNESSETH:

     WHEREAS, the Contractor, in the performance of contracts and the fulfillment of obligations generally, whether in its own name solely or as co-adventurer with others, may desire or be required to give or procure certain surety bonds, undertakings or instruments of guarantee, and to renew, or continue or substitute from time to time the same or new bonds, undertakings or instruments of guarantee with the same or different penalties, and/or conditions, any one or more of which are hereinafter called Bonds; or the Contractor or Indemnitors may request the Surety to refrain from cancelling said Bonds; and

     WHEREAS, at the request of the Contractor and the Indemnitors and upon the express understanding that this Agreement of Indemnity be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of the Contractor; and

     WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety's refraining from cancelling said Bonds.

     NOW, THEREFORE, in consideration of the premises the Contractor and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with the Surety, as follows:

                                 PREMIUMS

     FIRST: The Contractor and Indemnitors will pay to the Surety in such manner as may be agreed upon all premiums and charges of the Surety for the Bonds in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, until the Contractor or Indemnitors shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof.

                                 INDEMNITY

     SECOND: The Contractor and Indemnitors shall exonerate, indemnify, and keep indemnified the Surety from and against any and all liability for losses and/or expenses of whatsoever kind or nature (including, but not limited to, interest, court costs and counsel fees) and from and against any and all such losses and/or expenses which the Surety may sustain and incur: (1) By reason of having executed or procured the execution of the Bonds, (2) By reason of the failure of the Contractor or Indemnitors to perform or comply with the covenants and conditions of this Agreement or (3) In enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid causes shall be made to the Surety by the Contractor and Indemnitors as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor. Such payment shall be equal to the amount of the reserve set by the Surety. In the event of any payment by the Surety the Contractor and Indemnitors further agree that in any accounting between the Surety and the Contractor, or between the Surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters herein contemplated by this Agreement under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; and that the vouchers or other evidence of any such payments made by the Surety shall be PRIMA FACIE evidence of the fact and amount of the liability to the Surety.

                                  ASSIGNMENT

     THIRD: The Contractor, the Indemnitors hereby consenting, will assign, transfer and set over, and does hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Contractor to the Surety, whether heretofore or hereafter incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract, but only in the event of (1) any abandonment, forfeiture or breach of any contracts referred to in the Bonds or of any breach of any said Bonds; or (2) of any breach of the provisions of any of the paragraphs of this Agreement; or (3) of a default in discharging such other indebtedness or liabilities when due; or (4) of any assignment by the Contractor for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the Contractor whether insolvent or not; or (5) of any proceeding which deprives the Contractor of the use of any of the machinery, equipment, plant, tools or material referred to in section (b) of this paragraph; or (6) of the Contractor's dying, absconding, disappearing, incompetency, being convicted of a felony, or imprisoned if the Contractor be an individual: (a) All the rights of the Contractor in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds;
(b) All the rights, title and interest of the Contractor in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites; (c) All the rights, title and interest of the Contractor in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (d) All actions, causes of actions, claims and demands whatsoever which the Contractor may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any subcontractor, laborer, or materialman; (e) Any and all percentages retained and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Contractor has an interest.

                                  TRUST FUND

     FOURTH: If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract price, or any part thereof, the Contractor and Indemnitors covenant and agree that all payments received for or on account of said contract shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in said contract or any authorized extension or modification thereof; and, further, it is expressly understood and declared that all monies due and to become due under any contract or contracts covered by the Bonds are trust funds, whether in the possession of the Contractor or Indemnitors or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any of said Bonds, which said trust also inures to the benefit of the Surety for any liability or loss it may have or sustain under any said Bonds, and this Agreement and declaration shall also constitute notice of such trust.

                           UNIFORM COMMERCIAL CODE

     FIFTH: That this Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity.

                                  TAKEOVER

     SIXTH: In the event of any breach or default asserted by the obligee in any said Bonds, or the Contractor has abandoned the work on or forfeited any contract or contracts covered by any said Bonds, or has failed to pay obligations incurred in connection therewith, or in the event of the death, disappearance, Contractor's conviction for a felony, imprisonment, incompetency, insolvency, or bankruptcy of the Contractor, or the appointment of a receiver or trustee for the Contractor, or the property of the Contractor, or in the event of an assignment for the benefit of creditors of the Contractor, or if any action is taken by or against the Contractor under or by virtue of the National Bankruptcy Act, or should reorganization or arrangement proceedings be filed by or against the Contractor under said Act, or if any action is taken by or against the Contractor under the insolvency laws of any state, possession, or territory of the United States the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this Agreement, to take possession of any part or all of the work under any contract or contracts covered by any said Bonds, and at the expense of the Contractor and Indemnitors to complete or arrange for the completion of the same, and the Contractor and Indemnitors shall promptly upon demand pay to the Surety all losses, and expenses so incurred.

                                    CHANGES

     SEVENTH: The Surety is authorized and empowered, without notice to or knowledge of the Indemnitors to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors.

                                  ADVANCES

     EIGHTH: The Surety is authorized and empowered to guarantee loans, to advance or lend to the Contractor any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds; and all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Contractor, or guaranteed by the Surety for the purposes of any such contracts, and all costs, and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Contractor to the Surety when due, shall be presumed to be a loss by the Surety for which the Contractor and the Indemnitors shall be responsible, notwithstanding that said money or any part thereof should not be used by the Contractor.

                               BOOKS AND RECORDS

     NINTH: At any time, and until such time as the liability of the Surety under any and all said Bonds is terminated, the Surety shall have the right to reasonable access to the books, records, and accounts of the Contractor, and Indemnitors; and any bank depository, materialman, supply house, or other person, firm, or corporation when requested by the Surety is hereby authorized to furnish the Surety any information requested including, but not limited to, the status of the work under contracts being performed by the Contractor, the condition of the performance of such contracts and payments of accounts.

                               DECLINE EXECUTION

     TENTH: Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Contractor and Indemnitors agree to make no claim to the contrary in consideration of the Surety's receiving this Agreement; and if the Surety shall execute a Bid or Proposal Bond, it shall have the right to decline to execute any and all of the bonds that may be required in connection with any award that may be made under the proposal for which the Bid or Proposal Bond is given and such declination shall not diminish or alter the liability that may arise by reason of having executed the Bid or Proposal Bond.

                               NOTICE OF EXECUTION

     ELEVENTH: The Indemnitors hereby waive notice of the execution of said Bonds and of the acceptance of this Agreement, and the Contractor and the Indemnitors hereby waive all notice of any default, or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under said Bonds, and any and all liability on their part hereunder, to the end and effect that, the Contractor and the Indemnitors shall be and continue liable hereunder, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make.

                                      HOMESTEAD

     TWELFTH: The Contractor and the Indemnitors hereby waive, so far as their respective obligations under this Agreement are concerned, all rights to claim any of their property, including their respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any State, Territory, or Possession.

                                      SETTLEMENTS

     THIRTEENTH: The Surety shall have the right to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds, unless the Contractor and the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys' fees, including those of the Surety.

                                        SURETIES

     FOURTEENTH: In the event the Surety procures the execution of the Bonds by other sureties, or executes the

Bonds with co-sureties, or reinsures any portion of said Bonds with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interests may appear.

                                          SUITS

     FIFTEENTH: Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits, upon other causes of action, whether theretofore or thereafter arising.

                                      OTHER INDEMNITY

     SIXTEENTH: That the Contractor and the Indemnitors shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time heretofore or hereafter, with or without notice to or knowledge of the Contractor and the Indemnitors, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of said Bonds, from the Contractor or Indemnitors or others, it being expressly understood and agreed by the Contractor and the Indemnitors that any and all other rights which the Surety may have or acquire against the Contractor and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateral shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

                                          INVALIDITY

     SEVENTEENTH: In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Contractor and Indemnitors that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Contractor and Indemnitors or others whether by the terms of any other agreement or by operation of law or otherwise.

                                        ATTORNEY IN FACT

     EIGHTEENTH: The Contractor and Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the right, but not the obligation, to exercise all of the rights of the Contractor and Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Contractor and Indemnitors to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Contractor and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety as such attorney-in-fact.

                                           TERMINATION

     NINETEENTH: This Agreement may be terminated by the Contractor or Indemnitors upon twenty days' written notice sent by registered mail to the Surety at its home office at Fidelity Building, Charles and Lexington Streets, Baltimore, Maryland 21203, but any such notice of termination shall not operate to modify, bar, or discharge the Contractor or the Indemnitors as to the Bonds that may have been theretofore executed.

     TWENTIETH: This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

     TWENTY-FIRST: Paragraphs Twenty-Second, Twenty-Third, Twenty-Fourth and
                  -----------------------------------------------------------
Twenty-Fifth hereof are set forth on the signature pages attached hereto,
- -----------------------------------------------------------------------------
which, together with the acknowledgement pages, constitute a part of this
- -----------------------------------------------------------------------------
Agreement.
- -----------------------------------------------------------------------------

     IN WITNESS WHEREOF, we have signed and sealed the day and year first above written.

                                       Morrison Knudsen Corporation,
ATTEST OR WITNESS:                     a Delaware Corporation
                                       ---------------------------------------
                                        (Full Name and Address of Contractor)

                                       Morrison Knudsen Plaza, Boise, ID 83707
                                       ---------------------------------------

/s/ David A. Channer                   By: /s/  Stephen M. Hanks
- ------------------------------------   ----------------------------------(SEAL)
David A. Channer,
Assistant Secretary                    INDEMNITORS:

- ------------------------------------   ----------------------------------------
                                         (Full Name and Address of Indemnitor)

                                       ----------------------------------------

- ------------------------------------   ----------------------------------------
                                         (Full Name and Address of Indemnitor)

                                       ----------------------------------------

- ------------------------------------   ----------------------------------------
                                         (Full Name and Address of Indemnitor)

                                       ----------------------------------------

- ------------------------------------   ----------------------------------------


                                 FIDELITY AND DEPOSIT COMPANY OF MARYLAND


                                       By                                (SEAL)
- ------------------------------------     ---------------------------------
          ASSISTANT SECRETARY                          VICE-PRESIDENT


                                 COLONIAL AMERICAN CASUALTY AND SURETY COMPANY


                                       By                                (SEAL)
- -------------------------------------    ---------------------------------
         ASSISTANT SECRETARY                            VICE-PRESIDENT

                 FOR ACKNOWLEDGMENT OF CONTRACTOR'S SIGNATURE

                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me, the
            ---------------      ---------------    --
subscriber, personally appeared
                               ------------------------------------------------
to me personally known, and known by me to be the person    described in, and
                                                        ----
who executed, the foregoing instrument and acknowledged same to be
                                                                  -------------
act and deed.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me,
            ---------------      ---------------    --
personally appeared
                    ---------------------------------------------------------
a member of the co-partnership of
                                 --------------------------------------------,
to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledged to me that he executed the same as and for the act and deed of the said co-partnership.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Idaho              )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Stephen G. Hanks
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of     Boise, Idaho     that he is the
                       -------------------,
 General Counsel, Secretary & Senior Vice
- ------------------------------------------ President of
                                                       ----------------------
the corporation described in, and which executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he
is acquainted with                         David A. Channer
                    --------------------------------------------------------,
                    (Insert here name of officer who attests for corporation)
and knows that he is the     Assistant     Secretary of said corporation and
                         -----------------
that he subscribed his name to the within instrument by a like order of the said Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                 FOR ACKNOWLEDGMENT OF INDEMNITOR'S SIGNATURES

                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me, the
            ---------------      ---------------    --
subscriber, personally appeared
                               ------------------------------------------------
to me personally known, and known by me to be the person    described in, and
                                                        ----
who executed, the foregoing instrument and acknowledged same to be
                                                                  -------------
act and deed.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me, the
            ---------------      ---------------    --
subscriber, personally appeared
                               ------------------------------------------------
to me personally known, and known by me to be the person    described in, and
                                                        ----
who executed, the foregoing instrument and acknowledged same to be
                                                                  -------------
act and deed.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           PARTNERSHIP ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me,
            ---------------      ---------------    --
personally appeared
                    ---------------------------------------------------------
a member of the co-partnership of
                                 --------------------------------------------,
to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledged to me that he executed the same as and for the act and deed of the said co-partnership.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this               day of               , 19  , before me, the
            ---------------      ---------------    --
subscriber, personally appeared
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of                      that he is the
                       -------------------,

- ------------------------------------------ President of
                                                        ---------------------
the corporation described in, and which executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                    --------------------------------------------------------,
                    (Insert here name of officer who attests for corporation)
and knows that he is the                   Secretary of said corporation and
                         -----------------
that he subscribed his name to the within instrument by a like order of the said Board of Directors.

My Commission Expires
                     ------------------   -------------------------------------
                                                    (Notary Public)

                          SIGNATURE PAGE NO. 1

Attached to and made a part of the Agreement of Indemnity consisting of three pages and dated the 1st day of July, 1992 made and entered into between Morrison Knudsen Corporation, a Delaware Corporation, and the companies listed in paragraph Twenty-Third as Contractors and Indemnitors, and Fidelity and Deposit Company of Maryland, Colonial American Casualty and Surety Company, singly or in combination, as Surety.

TWENTY-SECOND: Whereas, Surety in reliance on Agreement of Indemnity dated the 26th day of October 1981 and various other agreements have heretofore executed or procured Bonds at the request of and on behalf of Morrison Knudsen Company, Inc. and/or various subsidiaries, each acting in its own name solely or as co-adventures composed of combinations of any or all of them, as well as co-adventures with others. Whereas, Morrison Knudsen Company, Inc. and subsidiaries subsequently became direct or indirect subsidiaries of Morrison Knudsen Corporation, a Delaware Corporation. Now, therefore in consideration of Surety's agreement to consider executing additional Bonds for the companies listed in paragraph Twenty-Third (subject to paragraph Tenth of this Agreement) this indemnity shall also apply to any Bond or Bonds previously executed or procured on behalf of Morrison Knudsen Company, Inc. and/or its subsidiaries.

TWENTY-THIRD: The terms "Contractors" and "Indemnitors" as used in said agreement shall include the following parties:

       Atascosa Mining Co.
       E.E. Black, Ltd.
       Black Construction Corporation
       Black Micro Corporation
       Centennial Engineering, Inc.
       CF Systems Corporation
       CF Systems Remediation
       MK Gold Company
       Morrison Knudsen Corporation, a Delaware Corporation
       Morrison Knudsen Corporation, an Ohio Corporation
       G.W. Murphy Construction Co., Inc.
       National Projects, Inc.
       Navasota Mining Company, Inc.
       Northern Construction Company, Ltd.
       Western Aircraft, Inc.
       Yampa Mining Co.

The term "Contractor" shall also include any company in which any of the above named parties owns a controlling interest, directly or indirectly, whether in existence now or hereafter acquired each acting in its own name solely or operating under a trade name, or as co-adventures composed of combinations of any or all of them, as well as co-adventures with others.

TWENTY-FOURTH: With respect to any Bonds executed or procured for Contractor(s) as co-adventures with others, if Surety requests Contractor(s) to execute and Contractor(s) do execute an Application for Performance and Payment Bonds and Indemnity Agreement (Form 1, 2, or 3) the obligations of the undersigned Indemnitors with respect to any Bonds issued in connection with such Application shall be limited to the amount of the obligations assumed by the Contractor(s) in said Application for Performance and Payment Bonds and Indemnity Agreement (Form 1, 2, or 3), otherwise the duties and obligations of the Contractors and Indemnitors will, without limitation, be governed by the provisions of this agreement.

TWENTY-FIFTH: Wherever Colonial American Casualty and Surety Company is mentioned in this Agreement of Indemnity, it is construed to also mean Fidelity and Deposit Company. Effective January 1, 1992 Fidelity and Deposit Company changed its name to Colonial American Casualty and Surety Company.

IN WITNESS THEREOF, we have signed and sealed the day and year first written above.

Attest:                                 Atascosa Mining Co.


       /s/ S. G. Hanks                  By:     /s/ Robert A. Tinstman
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Robert A. Tinstman, President

                            SIGNATURE PAGE NO. 2

Attest:                                 E.E. Black, Ltd.


        /s/ J. S. Voorhees              By:         /s/ E. R. Ferguson
- -------------------------------------       ----------------------------------
J. S. Voorhees, Vice President and          E. R. Ferguson, President
   Assistant Secretary

Attest:                                 Black Construction Corporation


        /s/ J. S. Voorhees              By:         /s/ E. R. Ferguson
- -------------------------------------       ----------------------------------
J. S. Voorhees, Vice President and          E. R. Ferguson, President
   Assistant Secretary

Attest:                                 Black Micro Corporation


        /s/ J. S. Voorhees              By:         /s/ E. R. Ferguson
- -------------------------------------       ----------------------------------
J. S. Voorhees, Vice President and          E. R. Ferguson, President
   Assistant Secretary

Attest:                                 Centennial Engineering, Inc.


        /s/ T. D. Gray                  By:         /s/ Larry R. Thomas
- -------------------------------------       ----------------------------------
T. D. Gray, Senior Vice President,          Larry R. Thomas, President
   Secretary and Treasurer

Attest:                                 CF Systems Corporation


        /s/ S. G. Hanks                 By:            /s/ S. W. Box
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      S. W. Box, President

Attest:                                 CF Systems Remediation


        /s/ S. G. Hanks                 By:            /s/ S. W. Box
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      S. W. Box, President

Attest:                                 MK Gold Company


        /s/ S. G. Hanks                 By:         /s/ Robert A. Tinstman
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Robert A. Tinstman, President

Attest:                                 Morrison Knudsen Corporation,
                                        a Delaware Corporation


       /s/ David A. Channer             By:      /s/ Stephen G. Hanks
- -------------------------------------       ----------------------------------
David A. Channer, Assistant Secretary       Stephen G. Hanks, Senior Vice
                                            President, Secretary and General
                                            Counsel

Attest:                                 Morrison Knudsen Corporation,
                                        an Ohio Corporation


       /s/ David A. Channer             By:      /s/ Stephen G. Hanks
- -------------------------------------       ----------------------------------
David A. Channer, Assistant Secretary       Stephen G. Hanks, Senior Vice
                                            President, Secretary and General
                                            Counsel

Attest:                                 G. W. Murphy Construction Co., Inc.


       /s/ J. S. Voorhees               By:        /s/ E. R. Ferguson
- -------------------------------------       ----------------------------------
J. S. Voorhees, Vice President and          E. R. Ferguson, Managing Director
   Assistant Secretary

Attest:                                 National Projects, Inc.


       /s/ S. G. Hanks                  By:        /s/ Jack C. Granger
- -------------------------------------       ----------------------------------
S. G. Hanks, Senior Vice President,         Jack C. Granger, President
   Secretary & General Counsel

Attest:                                 Navasota Mining Company, Inc.


       /s/ S. G. Hanks                  By:      /s/ Robert A. Tinstman
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Robert A. Tinstman, President

                            SIGNATURE PAGE NO. 3

Attest:                                 Northern Construction Company, Ltd.


        /s/ S. G. Hanks                 By:      /s/ Jack C. Granger
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Jack C. Granger, President

Attest:                                 Western Aircraft, Inc.


       /s/ S. G. Hanks                  By:      /s/ Brent D. Brandon
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Brent D. Brandon, President

Attest:                                 Yampa Mining Co.


       /s/ S. G. Hanks                  By:     /s/ Robert A. Tinstman
- -------------------------------------       ----------------------------------
S. G. Hanks, Secretary                      Robert A. Tinstman, President

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Idaho              )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Robert A. Tinstman
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of     Boise, Idaho   ,  that he is the
                       -------------------
                                                    President of
- ---------------------------------------------------
      Atascosa Mining Co.           the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                   S. G. Hanks                             and knows that
- ----------------------------------------------------------,
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997            /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Hawaii             )
        -----------------------------)
                                     )SS:
COUNTY OF        Honolulu            )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                E. R. Ferguson
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of     Honolulu, Hawaii    , that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
     E. E. Black, Limited           the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                J. S. Voorhees                            ,  and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the       Assistant           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires  March 4, 1997           /s/ Betsy A. MacMackin
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Hawaii             )
        -----------------------------)
                                     )SS:
COUNTY OF        Honolulu            )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                E. R. Ferguson
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of     Honolulu, Hawaii   ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
  Black Construction Corporation    the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                J. S. Voorhees                            ,  and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the       Assistant           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires  March 4, 1997           /s/ Betsy A. MacMackin
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Hawaii             )
        -----------------------------)
                                     )SS:
COUNTY OF        Honolulu            )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                E. R. Ferguson
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of     Honolulu, Hawaii   ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
     Black Micro Corporation        the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                J. S. Voorhees                            , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the       Assistant           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires  March 4, 1997           /s/ Betsy A. MacMackin
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF                             )
        -----------------------------)
                                     )SS:
COUNTY OF                            )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Larry R. Thomas
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of                        , that he is the
                       -----------------------
                                                    President of
- ---------------------------------------------------
  Centennial Engineering, Inc.       the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                   T. D. Gray                            ,  and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires  August 8, 1995            /s/ Michele Gunderson
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                 S. W. Box
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
     CF Systems Corporation           the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                 S. W. Box
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of        Boise, Idaho     , that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
     CF Systems Remediation         the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Robert A. Tinstman
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of        Boise, Idaho     , that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
        MK Gold Company              the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF          Idaho              )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Stephen G. Hanks
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of      Boise, Idaho      , that he is the
                       -----------------------
   General Counsel, Secretary & Senior Vice         President of
- ---------------------------------------------------
   Morrison Knudsen Corporation      the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  David A. Channer                       , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the        Assistant          Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                 Stephen G. Hanks
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of        Boise, Idaho     , that he is the
                       ------------------------
   General Counsel, Secretary & Senior Vice          President of
- ---------------------------------------------------
   Morrison Knudsen Corporation      the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                David A. Channer                         ,   and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the        Assistant           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Hawaii            )
        -----------------------------)
                                     )SS:
COUNTY OF         Honolulu           )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared                E. R. Ferguson
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of    Honolulu, Hawaii      that he is the
                       ------------------------,
             Managing Director                        President of
- ---------------------------------------------------
G. W. Murphy Construction Co., Inc. the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                 J. S. Voorhees                            and knows that
- ----------------------------------------------------------,
 (Insert here name of officer who attests for corporation)
he is the         Assistant         Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires   March 4, 1997           /s/ Betsy A. MacMackin
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Jack C. Granger
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
      National Projects, Inc.       the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                               and knows that
- ----------------------------------------------------------,
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared              Robert A. Tinstman
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
     Navasota Mining Company        the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             , and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Jack C. Granger
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
Northern Construction Company, Ltd.  the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             ,  and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Brent D. Brandon
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resided in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
      Western Aircraft, Inc.        the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                            ,   and knows that
- ---------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                           CORPORATE ACKNOWLEDGMENT

STATE OF           Idaho             )
        -----------------------------)
                                     )SS:
COUNTY OF           Ada              )
         ----------------------------)

     On this     1st       day of    April      , 1993, before me, the
            ---------------      ---------------    --
subscriber, personally appeared               Robert A. Tinstman
                               ---------------------------------------------
                   (Insert here name of officer who signs for the corporation) to me personally known, who, being duly sworn, did depose and say that he
resides in the city of        Boise, Idaho     ,  that he is the
                       ------------------------
                                                    President of
- ---------------------------------------------------
          Yampa Mining Co.          the corporation described in, and which
- -----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he is acquainted with
                  S. G. Hanks                             ,  and knows that
- ----------------------------------------------------------
 (Insert here name of officer who attests for corporation)
he is the                           Secretary of said corporation and that he
          -------------------------
subscribed his name to the within instrument by a like order of the said
Board of Directors.

My Commission Expires November 13, 1997           /s/ Tawny Aldrich
                     ------------------   -------------------------------------
                                                    (Notary Public)

                         [F & D Companies Letterhead]

                      AMENDMENT TO AGREEMENT OF INDEMNITY

   THIS DOCUMENT TO BE KNOWN AS THE RELEASE

   It is hereby mutually agreed that for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement of Indemnity dated the 1st day of July 1992 (hereinafter called the Agreement) and executed by Morrison Knudsen Corporation, a Delaware Corporation, and all of the companies listed in paragraph Twenty-Third of said Agreement, their successors and assigns, (all of whom are hereinafter called Indemnitors) and executed by said Indemnitors to provide indemnity to Fidelity and Deposit Company of Maryland and Colonial American Casualty and Surety Company (both of whom are hereinafter called Surety) in accordance with the terms of said Agreement is amended as follows:

FIRST Surety and all other Indemnitors hereby release Indemnitor MK Gold Company, its successors and assigns, from all obligations of indemnity to Surety or to each other which obligations may have been incurred by MK Gold Company because of any and all bonds which may have been issued by Surety on behalf of any of the other Indemnitors whether as a joint venturer or otherwise. This release does not apply to any obligation of indemnity which may have been incurred in the past or which may be incurred in the future because of any bond issued by Surety in which MK Gold Company is named as bond principal either alone or as a joint venturer.

SECOND MK Gold, for itself, its successors and its assigns, hereby releases all other Indemnitors from all obligations of indemnity whether incurred under the obligations of the Agreement, incurred under common law, or arising from any other source because of any surety bond naming MK Gold Company as principal which may be issued by Surety or others subsequent to the date of this Release.

THIRD Except as amended by the terms of this Release, all terms and conditions of the Agreement remain unchanged.

     Dated this 3rd day of March, 1995.

ATTEST:                           FIDELITY AND DEPOSIT COMPANY OF MARYLAND


By: /s/ James I. Keenan, Jr.      By: /s/ Richard F. Yeazel
   -----------------------------      ----------------------------------------
James I. Keenan, Jr., Secretary   Richard F. Yeazel, Senior Vice President

ATTEST:                           COLONIAL AMERICAN CASUALTY AND SURETY COMPANY


By: /s/ James I. Keenan, Jr.      By: /s/ Richard F. Yeazel
   --------------------------        ------------------------------------------
James I. Keenan, Jr., Secretary   Richard F. Yeazel, Senior Vice President


ATTEST:                           MORRISON KNUDSEN CORPORATION (DELAWARE)


By: /s/                           By: /s/ S. G. Hanks
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) S. G. Hanks, Executive Vice President


ATTEST:                           MORRISON KNUDSEN CORPORATION (OHIO)


By: /s/                           By: /s/ S. G. Hanks
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) S. G. Hanks, Executive Vice President


ATTEST:                           M. K. GOLD COMPANY


By: /s/                           By:  /s/ D. J. Kunz
   -----------------------------     ------------------------------------------
(Title) Vice President,           (Title) D. J. Kunz, President and CEO
Secretary and General Counsel


ATTEST:                           ATASCOSA MINING CO.


By: /s/                           By: /s/ R. A. Tinstman
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) R. A. Tinstman, President


ATTEST:                           E.E. BLACK, LTD.


By: /s/                           By: /s/ E. R. Ferguson
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) E. R. Ferguson, President


ATTEST:                           BLACK CONSTRUCTION CORPORATION


By: /s/                           By: /s/ E. R. Ferguson
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) E. R. Ferguson, President

ATTEST:                           BLACK MICRO CORPORATION


By: /s/                           By: /s/ E. R. Ferguson
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) E. R. Ferguson, President


ATTEST:                           CENTENNIAL ENGINEERING, INC.


By: /s/                           By: /s/ L. R. Thomas
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) L. R. Thomas, President


ATTEST:                           CF SYSTEMS CORPORATION


By: /s/                           By: /s/ C. S. Allred
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) C. S. Allred, President


ATTEST:                           G. W. MURPHY CONSTRUCTION CO., INC.


By: /s/                           By: /s/ E. R. Ferguson
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) E. R. Ferguson, Managing Director


ATTEST:                           NATIONAL PROJECTS, INC.


By: /s/                           By: /s/ J. C. Granger
   -----------------------------     ------------------------------------------
(Title) Assistant Secretary       (Title) J. C. Granger, President


ATTEST:                           NAVASOTA MINING COMPANY, INC.


By: /s/                           By:
   ---------------------------       ----------------------------------------
(Title) Assistant Secretary       (Title) R. A. Tinstman, President


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